AGREEMENT AND PLAN OF REORGANIZATION
      AGREEMENT AND PLAN OF REORGANIZATION dated as of June 8,
2007 (the "Agreement"), among BlackRock FundsSM, a Massachusetts business trust (the "Predecessor Trust"), on behalf of each segregated portfolio of assets ("series") thereof listed on the Schedule as an Acquired Fund (each, an "Acquired Fund" and collectively, the "Acquired Funds"), and BlackRock Funds II, a Massachusetts business trust (the "Successor Trust"), on behalf of each series thereof listed on the Schedule as an Acquiring
Fund (each, an "Acquiring Fund" and collectively, the "Acquiring Funds") (the Acquired Funds and the Acquiring Funds are
sometimes referred to herein individually as a "Fund" and collectively as the "Funds"). All agreements, representations, actions and obligations described herein made or to be taken or undertaken by a Fund are made and shall be taken or undertaken by the Predecessor Trust on behalf of the Acquired Funds and by the Successor Trust on behalf of the Acquiring Funds.
      The parties wish to change the identity and form of each Acquired Fund by converting it to the Acquiring Fund through a reorganization described in Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"), and this Agreement is intended to be and is adopted as a "plan of reorganization" within the meaning of the regulations under the Code (the "Regulations"). The reorganization will consist of the transfer of all of the assets of each Acquired Fund in
exchange for shares of beneficial interest in the corresponding Acquiring Fund, as set forth in Appendix A of this Agreement (collectively, the "Acquiring Fund Shares"), and the assumption by the corresponding Acquiring Fund of all of the liabilities of the Acquired Fund and the distribution, after the Closing Date
(as defined in paragraph 2.1), of such Acquiring Fund Shares to the holders of the Acquired Fund's corresponding shares, as set forth in Appendix A of this Agreement (collectively, the
"Acquired Fund Shares"), in liquidation of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement (each such transaction referred to as a "Reorganization" and all such transactions herein
collectively referred to as the "Reorganization"). In the Reorganization, holders of a certain class of shares will receive the same class of shares of the Acquiring Fund.
(Appendix A sets forth each class of shares for each separate Acquired Fund that will be exchanged for the corresponding class of shares of each separate Acquiring Fund.) Each Acquired Fund Shareholder (as defined in paragraph 1.6) will receive Acquiring Fund Shares of the corresponding class, as set forth in Appendix
A, with an aggregate net asset value equal to the aggregate net asset value of its investment in the Acquired Fund at the time of the Reorganization.
      WHEREAS, each Acquired Fund is a series of the Predecessor Trust, a registered open-end management investment company, and each Acquiring Fund is a series of the Successor Trust, a registered open-end management investment company, and each Acquired Fund owns securities that are assets of the character in which the corresponding Acquiring Fund is permitted to
invest;
      WHEREAS, each Acquired Fund is authorized to issue classes of shares of beneficial interest as set forth in Appendix A, and each Acquiring Fund is authorized to issue classes of shares of beneficial interest as set forth in Appendix A;
      WHEREAS, the Successor Trust's Board of Trustees (the "Successor Board") has determined that the exchange of all of the assets of each Acquired Fund for corresponding Acquiring
Fund Shares and each Acquiring Fund's assumption of all of the liabilities of the corresponding Acquired Fund is in the best interests of each Acquiring Fund and that the interests of each Acquiring Fund's existing shareholders would not be diluted as a result of the Reorganization; and
      WHEREAS, the Predecessor Trust's Board of Trustees (the "Predecessor Board") has determined that the exchange of all of the assets of each Acquired Fund for corresponding Acquiring
Fund Shares and each Acquiring Fund's assumption of all of the liabilities of the corresponding Acquired Fund is in the best interests of each Acquired Fund and that the interests of each Acquired Fund's existing shareholders would not be diluted as a result of the Reorganization.
      NOW THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties agree as follows:
1.	TRANSFER OF ASSETS OF EACH ACQUIRED FUND IN EXCHANGE FOR
THE CORRESPONDING ACQUIRING FUND SHARES AND EACH ACQUIRING
FUND'S ASSUMPTION OF CORRESPONDING ACQUIRED FUND
LIABILITIES AND LIQUIDATION OF THE ACQUIRED FUNDS.
1.1	Subject to the other terms and conditions contained herein:
(a)	Each Acquired Fund shall assign, transfer and convey
to the corresponding Acquiring Fund at the Closing (as
defined in paragraph 2.1) all of the Assets of the
Acquired Fund (as defined in paragraph 1.2).
(b)	Each Acquiring Fund agrees in exchange therefor at the
Closing-
(i)	to issue and deliver to the corresponding Acquired
Fund the number of full and fractional shares of a
class of shares as set forth in Appendix A, and
(ii)	to assume the liabilities of the corresponding
Acquired Fund (as defined in paragraph 1.3). In lieu
of delivering certificates for the Acquiring Fund
Shares, each Acquiring Fund shall credit the
corresponding Acquiring Fund Shares to the Acquired
Fund's account on the books of the Acquiring Fund
and shall deliver a confirmation thereof to the
respective Acquired Fund.
1.2	The assets of each Acquired Fund to be acquired by the
corresponding Acquiring Fund (the "Assets") shall consist
of all property owned by the Acquired Fund, including,
without limitation, all cash, cash equivalents, securities, commodities, futures and other financial instruments, claims (whether absolute or contingent, known or unknown), receivables (including dividends, interest, principal, subscriptions, and other receivables), goodwill and other intangible property, all books and records belonging to the Acquired Fund, any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the Closing
Date, and all interests, rights, privileges and powers on
the Closing Date.
1.3	Each Acquired Fund shall endeavor to discharge all of its
known liabilities and obligations prior to the Closing
Date. At the Closing, each Acquiring Fund shall assume all liabilities and obligations of the corresponding Acquired
Fund, whether accrued or contingent, known or unknown,
existing as of the Closing Date (collectively, the
"Liabilities").
1.4	The Assets shall be delivered on the Closing Date to PFPC
Trust Company (the "Custodian" or "PTC"), the custodian for
the Successor Trust, for the account of each Acquiring
Fund, with all securities not in bearer or book-entry form
duly endorsed, or accompanied by duly executed separate
assignments or stock powers, in proper form for transfer,
with signatures guaranteed, and with all necessary stock
transfer stamps, sufficient to transfer good and marketable
title thereto (including all accrued interest and dividends
and rights pertaining thereto) to the Custodian for the
account of the corresponding Acquiring Fund free and clear
of all liens, encumbrances, rights, restrictions and
claims. All cash delivered shall be in the form of
immediately available funds payable to the order of the
Custodian for the account of the corresponding Acquiring
Fund.
1.5	Each Acquired Fund will pay or cause to be paid to the
corresponding Acquiring Fund any interest or dividends
received on or after the Closing Date with respect to
Assets transferred to the Acquiring Fund hereunder. Each
Acquired Fund will transfer to the corresponding Acquiring
Fund any distributions, rights or other assets received by
the Acquired Fund after the Closing Date as distributions
on or with respect to the Assets transferred. Such assets
shall be deemed included in Assets transferred to the
Acquiring Fund on the Closing Date and shall not be
separately valued.
1.6	As soon after the Closing Date as is conveniently
practicable, each Acquired Fund will liquidate and
distribute pro rata in accordance with this paragraph to
the corresponding Acquired Fund's shareholders of record-
some of which hold Acquired Fund Shares in omnibus accounts
(the "Nominee Shareholders")-determined as of the close of
business on the Closing Date (the "Acquired Fund
Shareholders"), the Acquiring Fund Shares of the
corresponding class received by the Acquired Fund pursuant
to paragraph 1.1.  Such liquidation and distribution will
be accomplished by transferring the Acquiring Fund Shares
of each class then credited to the account of each Acquired
Fund on the books of the corresponding Acquiring Fund to
open individual and omnibus accounts on such books for the
benefit of (a) the Acquired Fund Shareholders other than
Nominee Shareholders and (b) the indirect holders of
Acquired Fund Shares through Nominee Shareholders of the corresponding class (collectively, the "Beneficial
Shareholders") and representing the respective pro rata
number of full and fractional Acquiring Fund Shares of such
class to which each such Beneficial Shareholder is
entitled. For these purposes, an Acquired Fund Shareholder
shall be entitled to receive, with respect to each full and fractional share of the Acquired Fund held by such shareholder, a full and fractional Acquiring Fund Share of
the corresponding share class, as set forth in Appendix A.
All issued and outstanding shares of the Acquired Funds
will be canceled on the books of the Acquired Funds
simultaneously with the distribution of Acquiring Fund
Shares to the Acquired Fund Shareholders.  Each Acquiring
Fund shall not issue certificates representing Acquiring
Fund Shares in connection with such transfer.
1.7	Ownership of Acquiring Fund Shares will be shown on the
books of the Successor Trust's transfer agent. Shares of
the Acquiring Funds will be issued in the manner described
in the Acquiring Funds' current prospectuses and statement
of additional information.
1.8	Immediately upon delivery to each Acquired Fund of the
corresponding Acquiring Fund Shares, the Predecessor Trust,
on behalf of the Acquired Funds, as the then sole
shareholder of the corresponding Acquiring Fund, shall:
(a)	approve the advisory and any sub-advisory agreement
with respect to the Acquired Fund;
(b)	approve any distribution plan pursuant to Rule 12b-1
under the Investment Company Act of 1940, as amended
("1940 Act") with respect to each class of Acquiring
Fund Shares;
(c)	elect Trustees of the Successor Trust, on behalf of
the Acquiring Fund; and
(d)	approve any other matter for which shareholder
approval is required.
1.9	Any transfer taxes payable upon issuance of the Acquiring
Fund Shares in a name other than the registered holder of
the Acquiring Fund Shares on the books of the Acquired Fund
as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund
Shares are to be issued and transferred.
1.10	Any reporting responsibility of an Acquired Fund is and
shall remain the responsibility of the Acquired Fund up to
and including the Closing Date and such later date on which
the Acquired Fund's existence is terminated.
1.11	The value of the Assets and the amount of the Liabilities
shall be computed as of the close of trading on the New
York Stock Exchange ("NYSE") on the Closing Date, using the valuation procedures set forth in the Acquired Funds' then-
current prospectus and statement of additional information.
1.12	All computations and calculations of value shall be made by
PTC as custodian for the Acquired Funds in accordance with
its regular practices for each Fund.
2.	CLOSING AND CLOSING DATE.
2.1	Consummation of the Reorganization and related acts (the
"Closing") shall occur as of 4:00 p.m. on June 8, 2007 or
such other date as to which the parties may mutually agree
(the "Closing Date"). All acts taking place at the Closing
shall be deemed to take place simultaneously as of the
close of business on the Closing Date unless otherwise
provided. The Closing shall be held at the offices of
Simpson Thacher & Bartlett LLP, or such other time and/or
place as the parties may mutually agree.
2.2	If on the Closing Date (a) the NYSE or another primary
trading market for portfolio securities of an Acquired Fund
is closed to trading or trading thereon is restricted or
(b) trading or the reporting of trading on the NYSE or
elsewhere is disrupted so that accurate appraisal of the
value of the net assets of an Acquired Fund or
determination of the net asset value of any class of its
shares is impracticable, the Closing Date shall be
postponed until the first business day after the day when
trading has been fully resumed and reporting has been
restored.
3.	REPRESENTATIONS AND WARRANTIES.
3.1	The Predecessor Trust, on behalf of each Acquired Fund,
represents and warrants to the Successor Trust as follows:
(a)	The Acquired Fund is a duly established and designated
series of the Predecessor Trust, a business trust duly
organized and validly existing under the laws of the
Commonwealth of Massachusetts, and has power to carry
on its business as it is now being conducted and to
carry out this Agreement.
(b)	The Predecessor Trust is registered under the 1940
Act, as an open-end management investment company, and
such registration has not been revoked or rescinded
and is in full force and effect.
(c)	The current prospectus and statement of additional
information of the Acquired Fund and any supplements
thereto conform in all material respects to the
applicable requirements of the Securities Act of 1933,
as amended (the "1933 Act"), and the 1940 Act and the
rules and regulations of the Securities and Exchange
Commission (the "Commission") thereunder and do not
include any untrue statement of a material fact or
omit to state any material fact required to be stated
therein or necessary to make the statements therein,
in light of the circumstances under which they were
made, not materially misleading.
(d)	The Acquired Fund is not, and the execution, delivery
and performance of this Agreement will not result, in
material violation of the Predecessor Trust's
Declaration of Trust (the "Declaration of Trust"), as
amended, or its Code of Regulations, as amended, or of
any agreement, indenture, instrument, contract, lease
or other undertaking to which the Acquired Fund is a
party or by which it is bound.
(e)	The Acquired Fund has no material contracts or other
commitments outstanding (other than this Agreement)
which will be terminated with liability to it on or
prior to the Closing Date.
(f)	No litigation or administrative proceeding or
investigation of or before any court or governmental
body is currently pending or to its knowledge
threatened against the Acquired Fund or any of its
properties that, if adversely determined, would
materially and adversely affect its financial
condition or the conduct of its business. The Acquired
Fund knows of no facts that might form the basis for
the institution of such proceedings and is not a party
to or subject to the provisions of any order, decree
or judgment of any court or governmental body that
materially and adversely affects its business or its
ability to consummate the transactions herein
contemplated.
(g)	The Statements of Assets and Liabilities of the
Acquired Fund for the last three fiscal years have
been audited by Deloitte & Touche LLP, independent
registered public accounting firm, and are in
accordance with generally accepted accounting
principles ("GAAP"), consistently applied, and such
statements (copies of which have been furnished to the
Successor Trust) fairly reflect the financial
condition of the Acquired Fund as of such dates, and
there are no known contingent liabilities of the
Acquired Fund as of such dates not disclosed therein.
The unaudited financial statements of the Acquired
Fund for the six months ended March 31, 2007 have been
prepared in accordance with accounting principles
generally accepted in the United States of America
consistently applied by Acquired Fund, and such
statements (true and complete copies of which have
been furnished to the Acquiring Fund) fairly reflect
the financial condition and the results of operations
of Acquired Fund as of such date and the results of
operations and changes in net assets for the periods
indicated, and there are no liabilities of Acquired
Fund whether actual or contingent and whether or not
determined or determinable as of such date that are
required to be disclosed but are not disclosed in such
statements.
(h)	Since September 30, 2006, there has not been any
material adverse change in the Acquired Fund's
financial condition, assets, liabilities or business
other than changes occurring in the ordinary course of
business, or any incurrence by the Acquired Fund of
indebtedness maturing more than one year from the date
such indebtedness was incurred.
(i)	At the Closing Date, all Federal and other tax returns
and reports of the Acquired Fund required by law then
to have been filed shall have been filed, and all
Federal and other taxes shall have been paid so far as
due, or provision shall have been made for the payment
thereof, and to the best of the Predecessor Trust's
knowledge no such return is currently under audit and
no assessment has been asserted with respect to such
returns.
(j)	The Acquired Fund is a "fund" as defined in section
851(g)(2) of the Code; for each taxable year of its
operation, the Acquired Fund met all the requirements
set forth in Subchapter M of the Code ("Subchapter M")
for qualification and treatment as a "regulated
investment company"; it will continue to meet all such
requirements for its taxable year that includes the
Closing Date; and it has no earnings and profits
accumulated in any taxable year in which the
provisions of Subchapter M did not apply to it.
(k)	The Liabilities were incurred by the Acquired Fund in
the ordinary course of its business.
(l)	The Acquired Fund is not under the jurisdiction of a
court in a "title 11 or similar case" (within the
meaning of section 368(a)(3)(A) of the Code).
(m)	Not more than 25% of the value of the Acquired Fund's
total assets (excluding cash, cash items and U.S.
government securities) is invested in the stock and
securities of any one issuer, and not more than 50% of
the value of such assets is invested in the stock and
securities of five or fewer issuers.
(n)	The Acquired Fund will be terminated as soon as
reasonably practicable after the Reorganization.
(o)	All issued and outstanding shares of the Acquired Fund
are, and at the Closing Date will be, duly and validly
issued and outstanding, fully paid upon receipt of
full payment in accordance with the terms contemplated
by the Acquired Fund's then-current prospectus and
statement of additional information, and non-
assessable by the Acquired Fund. All of the issued and
outstanding shares of the Acquired Fund will, on the
Closing Date, be held by the persons and in the
amounts set forth in the records of the transfer
agent. The Acquired Fund does not have outstanding any
options, warrants or other rights to subscribe for or
purchase any Acquired Fund Shares, nor is there
outstanding any security convertible into any Acquired
Fund Shares.
(p)	On the Closing Date, the Acquired Fund will have full
right, power and authority to sell, assign, transfer
and deliver the Assets.
(q)	The execution, delivery and performance of this
Agreement will have been duly authorized prior to the
Closing Date by all necessary action on the part of
the Predecessor Board, and this Agreement will
constitute the valid and legally binding obligation of
the Acquired Fund, enforceable in accordance with its
terms, subject to the effect of bankruptcy,
insolvency, reorganization, moratorium, fraudulent
conveyance and other similar laws relating to or
affecting creditors' rights generally and court
decisions with respect thereto, and to general
principles of equity and the discretion of the court
(regardless of whether the enforceability is
considered in a proceeding in equity or at law).
3.2	The Successor Trust, on behalf of each Acquiring Fund,
represents and warrants to the Predecessor Trust as
follows:
(a)	Before the Closing Date, the Acquiring Fund will be a
duly established and designated series of the
Successor Trust, a business trust duly organized and
validly existing under the laws of the Commonwealth of Massachusetts, and will have power to carry on its business as a Massachusetts business trust and to
effectuate this Agreement.
(b)	The Acquiring Fund has not commenced operations and
will not do so until after the Closing.
(c)	The Successor Trust is registered under the 1940 Act
as an open-end management investment company, and such
registration has not been revoked or rescinded and is
in full force and effect.
(d)	The prospectuses and statement of additional
information of the Acquiring Fund and any supplements
thereto effective as of the Closing Date will conform
in all material respects to the applicable
requirements of the 1933 Act and the 1940 Act and the
rules and regulations of the Commission thereunder and
will not include any untrue statement of a material
fact or omit to state any material fact required to be
stated therein or necessary to make the statements
therein, in light of the circumstances under which
they were made, not materially misleading.
(e)	The Acquiring Fund is not, and the execution, delivery
and performance of this Agreement will not result, in
material violation of the Successor Trust's
Declaration of Trust or its Code of Regulations or of
any agreement, indenture, instrument, contract, lease
or other undertaking to which the Acquiring Fund is a
party or by which it is bound.
(f)	No litigation or administrative proceeding or
investigation of or before any court or governmental
body is currently pending or to its knowledge
threatened against the Acquiring Fund or any of its
properties that, if adversely determined, would
materially and adversely affect its financial
condition or the conduct of its business. The
Acquiring Fund knows of no facts that might form the
basis for the institution of such proceedings and is
not a party to or subject to the provisions of any
order, decree or judgment of any court or governmental
body that materially and adversely affects its
business or its ability to consummate the transactions
contemplated hereby.
(g)	The Acquiring Fund will be a "fund" as defined in
section 851(g)(2) of the Code and will meet all the
requirements set forth in Subchapter M of the Code for qualification and treatment as a regulated investment company for its taxable year that includes the Closing
Date.
(h)	No consideration other than the Acquiring Fund Shares
(and the Acquiring Fund's assumption of the
Liabilities) will be issued in exchange for the Assets
in the Reorganization.
(i)	The Acquiring Fund has no plan or intention to issue
additional Acquiring Fund Shares following the
Reorganization except for shares issued in the
ordinary course of its business as a series of an
open-end investment company; nor does the Acquiring
Fund, or any person "related" (within the meaning of
section 1.368-1(e)(3) of the Regulations) to the
Acquiring Fund, have any plan or intention to redeem
or otherwise reacquire-during the five-year period
beginning at the Closing Date, either directly or
through any transaction, agreement or arrangement with
any other person-with consideration other than
Acquiring Fund Shares, any Acquiring Fund Shares
issued to the Acquired Fund Shareholders pursuant to
the Reorganization, other than through redemptions
arising in the ordinary course of that business as
required by Section 22(e) of the 1940 Act.
(j)	There is no plan or intention for the Acquiring Fund
to be dissolved or merged into another business trust
or corporation or any "fund" thereof (within the
meaning of section 851(g)(2) of the Code) following
the Reorganization.
(k)	Immediately after the Reorganization (i) not more than
25% of the value of the Acquiring Fund's total assets
(excluding cash, cash items, and U.S. government
securities) will be invested in the stock and
securities of any one issuer and (ii) not more than
50% of the value of such assets will be invested in
the stock and securities of five or fewer issuers.
(l)	The Acquiring Fund does not directly or indirectly
own, nor on the Closing Date will it directly or
indirectly own, any shares of the Acquired Fund.
(m)	All Acquiring Fund Shares, when issued pursuant to the
Reorganization, will be duly and validly issued and
outstanding, fully paid and non-assessable by the
Acquiring Fund. Before the Closing Date, (i) there
will be no issued and outstanding shares in the
Acquiring Fund or any other securities issued by the
Acquiring Fund, and (ii) the Acquiring Fund will not
have outstanding any options, warrants or other rights
to subscribe for or purchase any Acquiring Fund
Shares, nor will there be outstanding any security
convertible into any Acquiring Fund Shares.
(n)	The execution, delivery and performance of this
Agreement will have been duly authorized prior to the
Closing Date by all necessary action on the part of
the Successor Board, and this Agreement will
constitute the valid and legally binding obligation of
the Acquiring Fund, enforceable in accordance with its
terms, subject to the effect of bankruptcy,
insolvency, reorganization, moratorium, fraudulent
conveyance and other similar laws relating to or
affecting creditors' rights generally and court
decisions with respect thereto, and to general
principles of equity and the discretion of the court
(regardless of whether the enforceability is
considered in a proceeding in equity or at law).
4.	COVENANTS OF THE FUNDS.
4.1	The Acquired Funds will operate their businesses in the
ordinary course between the date hereof and the Closing
Date, it being understood that such ordinary course of
business will include payment of customary dividends and
other distributions.
4.2	Subject to the provisions of this Agreement, each Fund will
take, or cause to be taken, all action, and do or cause to
be done, all things reasonably necessary, proper or
advisable to consummate and make effective the transactions contemplated by this Agreement.
4.3	As promptly as practicable, each Acquired Fund shall
furnish to its corresponding Acquiring Fund, in form
reasonably satisfactory to the Acquiring Fund, a statement
of the earnings and profits of the Acquired Fund for
Federal income tax purposes that will be carried over to
the Acquiring Fund under Section 381 of the Code, which
statement shall be certified by the Predecessor Trust's
President or Vice President and its Treasurer.
4.4	The Successor Trust has filed a Registration Statement (the
"Registration Statement") relating to the issuance of
Acquiring Fund Shares hereunder, in compliance with the
1933 Act and the 1940 Act and the rules thereunder.
4.5	Each Acquiring Fund agrees to use all reasonable efforts to
obtain the approvals and authorizations required by the
1933 Act, the 1940 Act and such of the state Blue Sky or
securities laws as it may deem appropriate in order to
continue its operations after the Closing Date.
5.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUNDS.
      The obligations of each Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:
5.1	All representations and warranties of the Predecessor Trust
on behalf of the Acquired Fund contained in this Agreement
shall be true and correct in all material respects as of
the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the
Closing Date with the same force and effect as if made on
and as of the Closing Date.
5.2	Reserved.
5.3	The Predecessor Trust shall have delivered to the Successor
Trust on the Closing Date a certificate executed in its
name by the Predecessor Trust's President or Vice President
and its Treasurer or Assistant Treasurer, in form and
substance as in Appendix B, to the effect that the
representations and warranties of the Predecessor Trust
made in this Agreement on behalf of the Acquired Fund are
true and correct at and as of the Closing Date, except as
they may be affected by the transactions contemplated by
this Agreement.
6.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUNDS.
      The obligations of each Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:
6.1	All representations and warranties of the Successor Trust
on behalf of the Acquiring Fund contained in this Agreement
shall be true and correct in all material respects as of
the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the
Closing Date with the same force and effect as if made on
and as of the Closing Date.
6.2	The Successor Trust shall have delivered to the Predecessor
Trust on the Closing Date a certificate executed in its
name by the Successor Trust's President or Vice President
and its Treasurer or Assistant Treasurer, in form and
substance as in Appendix C, to the effect that the
representations and warranties of the Successor Trust made
in this Agreement on behalf of the Acquiring Fund are true
and correct at and as of the Closing Date, except as they
may be affected by the transactions contemplated by this
Agreement.
7.	FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE FUNDS.
      If any of the conditions set forth below do not exist on or before the Closing Date with respect to any Fund, the corresponding Fund shall, at its option, not be required to consummate the transactions contemplated by this Agreement.
7.1	On the Closing Date, no action, suit or other proceeding
shall be pending before any court or governmental agency in
which it is sought to restrain or prohibit, or obtain
damages or other relief in connection with, this Agreement
or the transactions contemplated hereby.
7.2	All consents of other parties and all other consents,
orders and permits of Federal, state and local regulatory authorities (including those of the Commission and of state
Blue Sky and securities authorities) deemed necessary by
either the Predecessor Trust or the Successor Trust to
permit consummation, in all material respects, of the
transactions contemplated hereby shall have been obtained,
except where failure to obtain any such consent, order or
permit would not involve a risk of a material adverse
effect on the assets or properties of any Fund, provided
that either party hereto may for itself waive any of such
conditions.
7.3	The Registration Statement shall have become effective, no
stop orders suspending the effectiveness thereof shall have
been issued and, to the best knowledge of the parties
hereto, no investigation or proceeding for that purpose
shall have been instituted or be pending, threatened or contemplated under the 1933 Act.
7.4	The parties shall have received an opinion ("Tax Opinion")
of Skadden, Arps, Slate, Meagher & Flom LLP ("Counsel") substantially to the effect that, based on the facts, representations and assumptions stated therein and conditioned on consummation of the Reorganization in
accordance with this Agreement, for Federal income tax
purposes:
(a)	The Acquiring Fund's acquisition of the Assets in
exchange solely for Acquiring Fund Shares and the
assumption by the Acquiring Fund of the Liabilities,
followed by the Acquired Fund's distribution of those
shares to the Acquired Fund Shareholders in exchange
for their Acquired Fund Shares, will qualify as a
"reorganization" within the meaning of section 368(a)
of the Code, and each Fund will be "a party to a
reorganization" within the meaning of section 368(b)
of the Code;
(b)	The Acquired Fund will recognize no gain or loss on
the transfer of the Assets to the Acquiring Fund in
exchange solely for Acquiring Fund Shares and the
Acquiring Fund's assumption of the Liabilities or on
the subsequent distribution of those shares to the
Acquired Fund Shareholders in exchange for their
Acquired Fund Shares;
(c)	The Acquiring Fund will recognize no gain or loss on
its receipt of the Assets in exchange solely for
Acquiring Fund Shares and its assumption of the
Liabilities;
(d)	The Acquiring Fund's tax basis in the Assets will be
the same as the Acquired Fund's tax basis therein
immediately before the Reorganization, and the
Acquiring Fund's holding period for the Assets will
include the Acquired Fund's holding period therefor;
(e)	A Beneficial Shareholder will recognize no gain or
loss on the actual or constructive exchange of all its
Acquired Fund Shares solely for Acquiring Fund Shares
pursuant to the Reorganization;
(f)	A Beneficial Shareholder's aggregate tax basis in the
Acquiring Fund Shares it receives pursuant to the
Reorganization will be the same as the aggregate tax
basis in its Acquired Fund Shares it surrenders in
exchange for those Acquiring Fund Shares, and its
holding period for those Acquiring Fund Shares will
include its holding period for those Acquired Fund
Shares (provided the shareholder held them as capital
assets on the Closing Date); and
(g)	The Reorganization will be "a reorganization described
in subparagraph (F) of section 368(a)(1)" within the
meaning of Section 381(b) of the Code.
In rendering the Tax Opinion, Counsel may rely as to factual matters, exclusively and without independent verification, on the representations and warranties made in this Agreement, which Counsel may treat as representations and warranties made to it, and on separate letters addressed to Counsel and the
certificates delivered pursuant to paragraphs 5.3 and 6.2.
8.	TERMINATION OF AGREEMENT; EXPENSES.
8.1	This Agreement and the transactions contemplated hereby may
be terminated and abandoned by resolution of the
Predecessor Board or of the Successor Board, as the case
may be, at any time prior to the Closing Date if
circumstances develop that, in the opinion of either such
Board, make proceeding with the Reorganization inadvisable
to either Fund or its Beneficial Shareholders.
8.2	If this Agreement is terminated and the transactions
contemplated hereby are abandoned pursuant to the
provisions of paragraph 8.1, this Agreement shall become
void and have no effect, without any liability in respect
of this Agreement on the part of either party hereto or
their respective Trustees, officers or shareholders.
8.3	The expenses of the Reorganization shall be borne by
BlackRock Advisors, LLC and the Predecessor Trust.
9.	WAIVER.
      At any time prior to the Closing Date, any of the
conditions set forth in Sections 5, 6 and 7 may be waived by the Successor Board or the Predecessor Board if, in the judgment of either, such waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of the Acquiring Funds or of the Acquired Funds, as the case may
be.
10.	MISCELLANEOUS.
10.1	None of the representations and warranties included or
provided for herein shall survive consummation of the
transactions contemplated hereby.
10.2	This Agreement contains the entire agreement and
understanding between the parties hereto with respect to
the subject matter hereof and merges and supersedes all
prior discussions, agreements and understandings of every
kind and nature between them relating to the subject matter
hereof. Neither party shall be bound by any condition,
definition, warranty or representation, other than as set
forth or provided in this Agreement or as may be, on or
subsequent to the date hereof, set forth in a writing
signed by the party to be bound thereby.
10.3	This Agreement shall be governed and construed in
accordance with the laws of the Commonwealth of
Massachusetts, without giving effect to principles of
conflict of laws; provided that, in the case of any
conflict between such laws and the Federal securities laws,
the latter shall govern.
10.4	This Agreement may be executed in counterparts, each of
which, when executed and delivered, shall be deemed to be
an original.
10.5	This Agreement shall bind and inure to the benefit of the
parties hereto and their respective successors and assigns,
but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein
expressed or implied is intended or shall be construed to
confer upon or give any person, firm or corporation, other
than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.
10.6	(a)	References herein to the Successor Trust or its
Trustees refer to them, respectively, not individually or personally, but as acting from time to time under the
Declaration of Trust, a copy of which is on file at the
office of the Secretary of the Commonwealth of
Massachusetts and at the principal office of the Successor
Trust.  The obligations of the Successor Trust entered into
in the name or on behalf of the Acquiring Fund, its
representatives or agents, are made not individually, but
in such capacities, and are not binding upon any of the
other series of the Successor Trust or on the shareholders
or representatives of the Acquiring Fund personally, but
bind only the Acquiring Fund's property; and all persons
dealing with the Acquiring Fund must look solely to the
Acquiring Fund's property for the enforcement of any claims
against the Acquiring Fund.
(b)	References herein to the Predecessor Trust or its
Trustees refer to them, respectively, not individually or personally, but as acting from time to time under the
Declaration of Trust, a copy of which is on file at the
office of the Secretary of the Commonwealth of
Massachusetts and at the principal office of the
Predecessor Trust. The obligations of the Predecessor Trust
entered into in the name or on behalf of the Acquired Fund,
its representatives or agents, are made not individually,
but in such capacities, and are not binding upon any of the
other series of the Predecessor Trust or on the
shareholders or representatives of the Acquired Fund
personally, but bind only the Acquired Fund's property; and
all persons dealing with the Acquired Fund must look solely
to the Acquired Fund's property for the enforcement of any
claims against the Acquired Fund.
10.7	Any references in this Agreement to actions taken,
deliveries by or to, representations and warranties made by
or to, or obligations of, each Acquired Fund shall be
deemed references to actions taken, deliveries by or to, representations and warranties made by or to, or obligations of, the Predecessor Trust on behalf of each
Acquired Fund.
10.8	Any references in this Agreement to actions taken,
deliveries by or to, representations and warranties made by or to, or obligations of, each Acquiring Fund shall be deemed references to actions taken, deliveries by or to, representations and warranties made by or to, or obligations of, the Successor Trust on behalf of each Acquiring Fund.


      IN WITNESS WHEREOF, the Predecessor Trust and the Successor
Trust each have caused this Agreement to be executed and attested on its behalf by its duly authorized representatives as of the date first above written.
BLACKROCK FUNDSSM, a Massachusetts
business trust, on behalf of the
Acquired Funds listed on Appendix
A

ATTEST: __________________	By:
____________________________________
Name: _____________________	Name:
__________________________________
Title: ______________________	Title:
___________________________________

BLACKROCK FUNDS II, a
Massachusetts business trust, on
behalf of the Acquiring Funds
listed on Appendix A

ATTEST: __________________	By:
____________________________________
Name: _____________________	Name:
__________________________________
Title: ______________________	Title:
___________________________________


APPENDIX A

ACQUIRED FUND AND CLASSES
OF SHARES TO BE EXCHANGED
FOR
CORRESPONDING ACQUIRING
FUND AND CLASSES OF SHARES
Total Return Portfolio
	Series A Investor
Shares
	Series B Investor
Shares
	Series C Investor
Shares
	Institutional Shares
	Service Shares
	BlackRock Shares
	R Shares

Total Return Portfolio
	Series A Investor
Shares
	Series B Investor
Shares
	Series C Investor
Shares
	Institutional Shares
	Service Shares
	BlackRock Shares
	R Shares

Total Return Portfolio II
	Series A Investor
Shares
	Series B Investor
Shares
	Series C Investor
Shares
	Institutional Shares
	Service Shares
	BlackRock Shares
	R Shares

Total Return Portfolio II
	Series A Investor
Shares
	Series B Investor
Shares
	Series C Investor
Shares
	Institutional Shares
	Service Shares
	BlackRock Shares
	R Shares

Delaware Municipal Bond
Portfolio
	Series A Investor
Shares
	Series B Investor
Shares
	Series C Investor
Shares
	Institutional Shares
	Service Shares

Delaware Municipal Bond
Portfolio
	Series A Investor
Shares
	Series B Investor
Shares
	Series C Investor
Shares
	Institutional Shares
	Service Shares

Enhanced Income Portfolio
	Series A Investor
Shares
	Institutional Shares
	Service Shares
	BlackRock Shares
	R Shares

Enhanced Income Portfolio
	Series A Investor
Shares
	Institutional Shares
	Service Shares
	BlackRock Shares
	R Shares

AMT-Free Municipal Bond
Portfolio
	Series A Investor
Shares
	Series B Investor
Shares
	Series C Investor
Shares
	Institutional Shares
	Service Shares
	BlackRock Shares

AMT-Free Municipal Bond
Portfolio
	Series A Investor
Shares
	Series B Investor
Shares
	Series C Investor
Shares
	Institutional Shares
	Service Shares
	BlackRock Shares

GNMA Portfolio
	Series  A Investor
Shares
	Series B Investor
Shares
	Series C Investor
Shares
	Institutional Shares
	Service Shares
	BlackRock Shares
	R Shares

GNMA Portfolio
	Series  A Investor
Shares
	Series B Investor
Shares
	Series C Investor
Shares
	Institutional Shares
	Service Shares
	BlackRock Shares
	R Shares

Government Income Portfolio
	Series A Investor
Shares
	Series B Investor
Shares
	Series C Investor
Shares
	Institutional Shares
	Service Shares
	BlackRock Shares
	R Shares
	Series B1 Investor
Shares
	Series C1 Investor
Shares

Government Income Portfolio
	Series A Investor
Shares
	Series B Investor
Shares
	Series C Investor
Shares
	Institutional Shares
	Service Shares
	BlackRock Shares
	R Shares
	Series B1 Investor
Shares
	Series C1 Investor
Shares

High Yield Bond Portfolio
	Series A Investor
Shares
	Series B Investor
Shares
	Series C Investor
Shares
	Institutional Shares
	Service Shares
	BlackRock Shares
	R Shares
	Series B1 Investor
Shares
	Series C1 Investor
Shares

High Yield Bond Portfolio
	Series A Investor
Shares
	Series B Investor
Shares
	Series C Investor
Shares
	Institutional Shares
	Service Shares
	BlackRock Shares
	R Shares
	Series B1 Investor
Shares
	Series C1 Investor
Shares

Intermediate Bond Portfolio
II
	Series A Investor
Shares
	Series B Investor
Shares
	Series C Investor
Shares
	Institutional Shares
	Service Shares
	BlackRock Shares
	R Shares

Intermediate Bond Portfolio
II
	Series A Investor
Shares
	Series B Investor
Shares
	Series C Investor
Shares
	Institutional Shares
	Service Shares
	BlackRock Shares
	R Shares

Intermediate Government
Bond Portfolio
	Series A Investor
Shares
	Series B Investor
Shares
	Series C Investor
Shares
	Institutional Shares
	Service Shares
	R Shares

Intermediate Government
Bond Portfolio
	Series A Investor
Shares
	Series B Investor
Shares
	Series C Investor
Shares
	Institutional Shares
	Service Shares
	R Shares

International Bond
Portfolio
	Series A Investor
Shares
	Series B Investor
Shares
	Series C Investor
Shares
	Institutional Shares
	Service Shares
	BlackRock Shares
	R Shares

International Bond
Portfolio
	Series A Investor
Shares
	Series B Investor
Shares
	Series C Investor
Shares
	Institutional Shares
	Service Shares
	BlackRock Shares
	R Shares

Inflation Protected Bond
Portfolio
	Series A Investor
Shares
	Series B Investor
Shares
	Series C Investor
Shares
	Institutional Shares
	Service Shares
	BlackRock Shares
	R Shares

Inflation Protected Bond
Portfolio
	Series A Investor
Shares
	Series B Investor
Shares
	Series C Investor
Shares
	Institutional Shares
	Service Shares
	BlackRock Shares
	R Shares

Kentucky Municipal Bond
Portfolio
	Series A Investor
Shares
	Series B Investor
Shares
	Series C Investor
Shares
	Institutional Shares
	Service Shares

Kentucky Municipal Bond
Portfolio
	Series A Investor
Shares
	Series B Investor
Shares
	Series C Investor
Shares
	Institutional Shares
	Service Shares

Long Duration Bond
Portfolio
	Series A Investor
Shares
	Institutional Shares
	BlackRock Shares
	R Shares

Long Duration Bond
Portfolio
	Series A Investor
Shares
	Institutional Shares
	BlackRock Shares
	R Shares

Low Duration Bond Portfolio
	Series A Investor
Shares
	Series B Investor
Shares
	Series C Investor
Shares
	Institutional Shares
	Service Shares
	BlackRock Shares
	R Shares
	Series A1 Investor
Shares
	Series B1 Investor
Shares
	Series B2 Investor
Shares
	Series C1 Investor
Shares
	Series C2 Investor
Shares

Low Duration Bond Portfolio
	Series A Investor
Shares
	Series B Investor
Shares
	Series C Investor
Shares
	Institutional Shares
	Service Shares
	BlackRock Shares
	R Shares
	Series A1 Investor
Shares
	Series B1 Investor
Shares
	Series B2 Investor
Shares
	Series C1 Investor
Shares
	Series C2 Investor
Shares

Managed Income Portfolio
	Series A Investor
Shares
	Series B Investor
Shares
	Series C Investor
Shares
	Institutional Shares
	Service Shares
	R Shares

Managed Income Portfolio
	Series A Investor
Shares
	Series B Investor
Shares
	Series C Investor
Shares
	Institutional Shares
	Service Shares
	R Shares

Ohio Municipal Bond
Portfolio
	Series A Investor
Shares
	Series B Investor
Shares
	Series C Investor
Shares
	Institutional Shares
	Service Shares

Ohio Municipal Bond
Portfolio
	Series A Investor
Shares
	Series B Investor
Shares
	Series C Investor
Shares
	Institutional Shares
	Service Shares

BlackRock Strategic
Portfolio I
	Institutional Shares

BlackRock Strategic
Portfolio I
	Institutional Shares

Prepared Portfolio 2010
	Series A Investor
Shares
	Institutional Shares
	R Shares

Prepared Portfolio 2010
	Series A Investor
Shares
	Institutional Shares
	R Shares

Prepared Portfolio 2015
	Series A Investor
Shares
	Institutional Shares
	R Shares

Prepared Portfolio 2015
	Series A Investor
Shares
	Institutional Shares
	R Shares

Prepared Portfolio 2020
	Series A Investor
Shares
	Institutional Shares
	R Shares

Prepared Portfolio 2020
	Series A Investor
Shares
	Institutional Shares
	R Shares

Prepared Portfolio 2025
	Series A Investor
Shares
	Institutional Shares
	R Shares

Prepared Portfolio 2025
	Series A Investor
Shares
	Institutional Shares
	R Shares

Prepared Portfolio 2030
	Series A Investor
Shares
	Institutional Shares
	R Shares

Prepared Portfolio 2030
	Series A Investor
Shares
	Institutional Shares
	R Shares

Prepared Portfolio 2035
	Series A Investor
Shares
	Institutional Shares
	R Shares

Prepared Portfolio 2035
	Series A Investor
Shares
	Institutional Shares
	R Shares

Prepared Portfolio 2040
	Series A Investor
Shares
	Institutional Shares
	R Shares

Prepared Portfolio 2040
	Series A Investor
Shares
	Institutional Shares
	R Shares

Prepared Portfolio 2045
	Series A Investor
Shares
	Institutional Shares
	R Shares

Prepared Portfolio 2045
	Series A Investor
Shares
	Institutional Shares
	R Shares

Prepared Portfolio 2050
	Series A Investor
Shares
	Institutional Shares
	R Shares

Prepared Portfolio 2050
	Series A Investor
Shares
	Institutional Shares
	R Shares

Conservative Prepared
Portfolio
	Series A Investor
Shares
	Series C Investor
Shares
	Institutional Shares
	R Shares

Conservative Prepared
Portfolio
	Series A Investor
Shares
	Series C Investor
Shares
	Institutional Shares
	R Shares

Moderate Prepared Portfolio
	Series A Investor
Shares
	Series C Investor
Shares
	Institutional Shares
	R Shares

Moderate Prepared Portfolio
	Series A Investor
Shares
	Series C Investor
Shares
	Institutional Shares
	R Shares

Growth Prepared Portfolio
	Series A Investor
Shares
	Series C Investor
Shares
	Institutional Shares
	R Shares

Growth Prepared Portfolio
	Series A Investor
Shares
	Series C Investor
Shares
	Institutional Shares
	R Shares

Aggressive Growth Prepared
Portfolio
	Series A Investor
Shares
	Series C Investor
Shares
	Institutional Shares
	R Shares

Aggressive Growth Prepared
Portfolio
	Series A Investor
Shares
	Series C Investor
Shares
	Institutional Shares
	R Shares





APPENDIX B
FORM OF OFFICER'S CERTIFICATE FOR BLACKROCK FUNDSSM
            We, the undersigned, being the duly elected [President / Vice President] and [Treasurer / Assistant Treasurer] of BlackRock FundsSM, a Massachusetts business trust with its principal place of business at 100 Bellevue Parkway, Wilmington, Delaware 19809 ("Predecessor Trust"), on behalf of its series listed on Appendix A (each an "Acquired Fund" and collectively the "Acquired Funds"), hereby certify that this certificate is being furnished to BlackRock Funds II, a Massachusetts business trust with its principal place of business at 100 Bellevue Parkway, Wilmington, Delaware 19809 ("Successor Trust"), on
behalf of its series listed on Appendix A (each an "Acquiring Fund" and collectively the "Acquiring Funds"), pursuant to that certain Agreement and Plan of Reorganization (the "Plan"), dated
as of [		], 2007, between the Predecessor Trust, on behalf
of its Acquired Funds, and the Successor Trust, on behalf of its Acquiring Funds, and further certifies that:
1.	All representations and warranties of the Predecessor
Trust, on behalf of each Acquired Fund, made in the Plan
are true and correct in all material respects on and as
of the date hereof;
2.	There is no action, suit or other proceeding pending or,
to Predecessor Trust's knowledge, threatened before any
court or governmental agency in which it is sought to
restrain or prohibit, or obtain material damages or other
relief in connection with, the Plan or the transactions
contemplated therein; and
3.	All consents of other parties and all other consents,
orders and permits of Federal, state and local regulatory authorities deemed necessary by the Predecessor Trust to permit consummation, in all material respects, of the transactions contemplated by the Plan have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Predecessor
Trust; and
All capitalized terms not otherwise defined herein shall have the meaning(s) ascribed to them in the Plan.



            IN WITNESS WHEREOF, the undersigned hereby executes
this certificate as of the _______ day of ___________, 2007.
BLACKROCK FUNDS SM, on behalf of
its series listed on the Appendix
A as Acquired Funds
By:
	_____________________________
_____
	Name:
	Title:	[President / Vice
President]
By:
	_____________________________
_____
	Name:
	Title:	[Treasurer /
Assistant Treasurer]




Appendix A
Acquired Fund
Acquiring Fund
Total Return Portfolio
	Series A Investor
Shares
	Series B Investor
Shares
	Series C Investor
Shares
	Institutional Shares
	Service Shares
	BlackRock Shares
	R Shares

Total Return Portfolio
	Series A Investor
Shares
	Series B Investor
Shares
	Series C Investor
Shares
	Institutional Shares
	Service Shares
	BlackRock Shares
	R Shares

Total Return Portfolio II
	Series A Investor
Shares
	Series B Investor
Shares
	Series C Investor
Shares
	Institutional Shares
	Service Shares
	BlackRock Shares
	R Shares

Total Return Portfolio II
	Series A Investor
Shares
	Series B Investor
Shares
	Series C Investor
Shares
	Institutional Shares
	Service Shares
	BlackRock Shares
	R Shares

Delaware Municipal Bond
Portfolio
	Series A Investor
Shares
	Series B Investor
Shares
	Series C Investor
Shares
	Institutional Shares
	Service Shares

Delaware Municipal Bond
Portfolio
	Series A Investor
Shares
	Series B Investor
Shares
	Series C Investor
Shares
	Institutional Shares
	Service Shares

Enhanced Income Portfolio
	Series A Investor
Shares
	Institutional Shares
	Service Shares
	BlackRock Shares
	R Shares

Enhanced Income Portfolio
	Series A Investor
Shares
	Institutional Shares
	Service Shares
	BlackRock Shares
	R Shares

AMT-Free Municipal Bond
Portfolio
	Series A Investor
Shares
	Series B Investor
Shares
	Series C Investor
Shares
	Institutional Shares
	Service Shares
	BlackRock Shares

AMT-Free Municipal Bond
Portfolio
	Series A Investor
Shares
	Series B Investor
Shares
	Series C Investor
Shares
	Institutional Shares
	Service Shares
	BlackRock Shares

GNMA Portfolio
	Series  A Investor
Shares
	Series B Investor
Shares
	Series C Investor
Shares
	Institutional Shares
	Service Shares
	BlackRock Shares
	R Shares

GNMA Portfolio
	Series  A Investor
Shares
	Series B Investor
Shares
	Series C Investor
Shares
	Institutional Shares
	Service Shares
	BlackRock Shares
	R Shares

Government Income Portfolio
	Series A Investor
Shares
	Series B Investor
Shares
	Series C Investor
Shares
	Institutional Shares
	Service Shares
	BlackRock Shares
	R Shares
	Series B1 Investor
Shares
	Series C1 Investor
Shares

Government Income Portfolio
	Series A Investor
Shares
	Series B Investor
Shares
	Series C Investor
Shares
	Institutional Shares
	Service Shares
	BlackRock Shares
	R Shares
	Series B1 Investor
Shares
	Series C1 Investor
Shares

High Yield Bond Portfolio
	Series A Investor
Shares
	Series B Investor
Shares
	Series C Investor
Shares
	Institutional Shares
	Service Shares
	BlackRock Shares
	R Shares
	Series B1 Investor
Shares
	Series C1 Investor
Shares

High Yield Bond Portfolio
	Series A Investor
Shares
	Series B Investor
Shares
	Series C Investor
Shares
	Institutional Shares
	Service Shares
	BlackRock Shares
	R Shares
	Series B1 Investor
Shares
	Series C1 Investor
Shares

Intermediate Bond Portfolio
II
	Series A Investor
Shares
	Series B Investor
Shares
	Series C Investor
Shares
	Institutional Shares
	Service Shares
	BlackRock Shares
	R Shares

Intermediate Bond Portfolio
II
	Series A Investor
Shares
	Series B Investor
Shares
	Series C Investor
Shares
	Institutional Shares
	Service Shares
	BlackRock Shares
	R Shares

Intermediate Government
Bond Portfolio
	Series A Investor
Shares
	Series B Investor
Shares
	Series C Investor
Shares
	Institutional Shares
	Service Shares
	R Shares

Intermediate Government
Bond Portfolio
	Series A Investor
Shares
	Series B Investor
Shares
	Series C Investor
Shares
	Institutional Shares
	Service Shares
	R Shares

International Bond
Portfolio
	Series A Investor
Shares
	Series B Investor
Shares
	Series C Investor
Shares
	Institutional Shares
	Service Shares
	BlackRock Shares
	R Shares

International Bond
Portfolio
	Series A Investor
Shares
	Series B Investor
Shares
	Series C Investor
Shares
	Institutional Shares
	Service Shares
	BlackRock Shares
	R Shares

Inflation Protected Bond
Portfolio
	Series A Investor
Shares
	Series B Investor
Shares
	Series C Investor
Shares
	Institutional Shares
	Service Shares
	BlackRock Shares
	R Shares

Inflation Protected Bond
Portfolio
	Series A Investor
Shares
	Series B Investor
Shares
	Series C Investor
Shares
	Institutional Shares
	Service Shares
	BlackRock Shares
	R Shares

Kentucky Municipal Bond
Portfolio
	Series A Investor
Shares
	Series B Investor
Shares
	Series C Investor
Shares
	Institutional Shares
	Service Shares

Kentucky Municipal Bond
Portfolio
	Series A Investor
Shares
	Series B Investor
Shares
	Series C Investor
Shares
	Institutional Shares
	Service Shares

Long Duration Bond
Portfolio
	Series A Investor
Shares
	Institutional Shares
	BlackRock Shares
	R Shares

Long Duration Bond
Portfolio
	Series A Investor
Shares
	Institutional Shares
	BlackRock Shares
	R Shares

Low Duration Bond Portfolio
	Series A Investor
Shares
	Series B Investor
Shares
	Series C Investor
Shares
	Institutional Shares
	Service Shares
	BlackRock Shares
	R Shares
	Series A1 Investor
Shares
	Series B1 Investor
Shares
	Series B2 Investor
Shares
	Series C1 Investor
Shares
	Series C2 Investor
Shares

Low Duration Bond Portfolio
	Series A Investor
Shares
	Series B Investor
Shares
	Series C Investor
Shares
	Institutional Shares
	Service Shares
	BlackRock Shares
	R Shares
	Series A1 Investor
Shares
	Series B1 Investor
Shares
	Series B2 Investor
Shares
	Series C1 Investor
Shares
	Series C2 Investor
Shares

Managed Income Portfolio
	Series A Investor
Shares
	Series B Investor
Shares
	Series C Investor
Shares
	Institutional Shares
	Service Shares
	R Shares

Managed Income Portfolio
	Series A Investor
Shares
	Series B Investor
Shares
	Series C Investor
Shares
	Institutional Shares
	Service Shares
	R Shares

Ohio Municipal Bond
Portfolio
	Series A Investor
Shares
	Series B Investor
Shares
	Series C Investor
Shares
	Institutional Shares
	Service Shares

Ohio Municipal Bond
Portfolio
	Series A Investor
Shares
	Series B Investor
Shares
	Series C Investor
Shares
	Institutional Shares
	Service Shares

BlackRock Strategic
Portfolio I
	Institutional Shares

BlackRock Strategic
Portfolio I
	Institutional Shares

Prepared Portfolio 2010
	Series A Investor
Shares
	Institutional Shares
	R Shares

Prepared Portfolio 2010
	Series A Investor
Shares
	Institutional Shares
	R Shares

Prepared Portfolio 2015
	Series A Investor
Shares
	Institutional Shares
	R Shares

Prepared Portfolio 2015
	Series A Investor
Shares
	Institutional Shares
	R Shares

Prepared Portfolio 2020
	Series A Investor
Shares
	Institutional Shares
	R Shares

Prepared Portfolio 2020
	Series A Investor
Shares
	Institutional Shares
	R Shares

Prepared Portfolio 2025
	Series A Investor
Shares
	Institutional Shares
	R Shares

Prepared Portfolio 2025
	Series A Investor
Shares
	Institutional Shares
	R Shares

Prepared Portfolio 2030
	Series A Investor
Shares
	Institutional Shares
	R Shares

Prepared Portfolio 2030
	Series A Investor
Shares
	Institutional Shares
	R Shares

Prepared Portfolio 2035
	Series A Investor
Shares
	Institutional Shares
	R Shares

Prepared Portfolio 2035
	Series A Investor
Shares
	Institutional Shares
	R Shares

Prepared Portfolio 2040
	Series A Investor
Shares
	Institutional Shares
	R Shares

Prepared Portfolio 2040
	Series A Investor
Shares
	Institutional Shares
	R Shares

Prepared Portfolio 2045
	Series A Investor
Shares
	Institutional Shares
	R Shares

Prepared Portfolio 2045
	Series A Investor
Shares
	Institutional Shares
	R Shares

Prepared Portfolio 2050
	Series A Investor
Shares
	Institutional Shares
	R Shares

Prepared Portfolio 2050
	Series A Investor
Shares
	Institutional Shares
	R Shares

Conservative Prepared
Portfolio
	Series A Investor
Shares
	Series C Investor
Shares
	Institutional Shares
	R Shares

Conservative Prepared
Portfolio
	Series A Investor
Shares
	Series C Investor
Shares
	Institutional Shares
	R Shares

Moderate Prepared Portfolio
	Series A Investor
Shares
	Series C Investor
Shares
	Institutional Shares
	R Shares

Moderate Prepared Portfolio
	Series A Investor
Shares
	Series C Investor
Shares
	Institutional Shares
	R Shares

Growth Prepared Portfolio
	Series A Investor
Shares
	Series C Investor
Shares
	Institutional Shares
	R Shares

Growth Prepared Portfolio
	Series A Investor
Shares
	Series C Investor
Shares
	Institutional Shares
	R Shares

Aggressive Growth Prepared
Portfolio
	Series A Investor
Shares
	Series C Investor
Shares
	Institutional Shares
	R Shares
Aggressive Growth Prepared
Portfolio
	Series A Investor
Shares
	Series C Investor
Shares
	Institutional Shares
	R Shares



APPENDIX C
FORM OF OFFICER'S CERTIFICATE FOR BLACKROCK FUNDS II
We, the undersigned, being the duly elected [President / Vice President] and [Treasurer / Assistant Treasurer] of BlackRock Funds II, a Massachusetts business trust with its principal place of business at 100 Bellevue Parkway, Wilmington, Delaware 19809 ("Successor Trust"), on behalf of its series listed on Appendix A (each an "Acquiring Fund" and collectively the "Acquiring Funds"), hereby certify that this certificate is being furnished to BlackRock FundsSM, a Massachusetts business trust with its principal place of business at 100 Bellevue Parkway, Wilmington, Delaware 19809 ("Predecessor Trust"), on behalf of its series listed on the Appendix A (each an "Acquired Fund" and collectively the "Acquired Funds"), pursuant to that certain Agreement and Plan of Reorganization (the "Plan"), dated
as of [		], 2007, between the Predecessor Trust, on behalf
of its Acquired Funds, and the Successor Trust, on behalf of its Acquiring Funds, and further certifies that:
1.	All representations and warranties of the Successor
Trust, on behalf of each Acquiring Fund, made in the Plan
are true and correct in all material respects on and as
of the date hereof;
2.	There is no action, suit or other proceeding pending or,
to Successor Trust's knowledge, threatened before any
court or governmental agency in which it is sought to
restrain or prohibit, or obtain material damages or other
relief in connection with, the Plan or the transactions
contemplated therein;
3.	All consents of other parties and all other consents,
orders and permits of Federal, state and local regulatory authorities deemed necessary by the Successor Trust to permit consummation, in all material respects, of the transactions contemplated by the Plan have been obtained, except where failure to obtain any such consent, order or
permit would not involve a risk of a material adverse
effect on the assets or properties of the Predecessor
Trust; and
4.	The Registration Statement has been declared effective
under the Securities Act of 1933, as amended (the "1933
Act"), and no stop orders suspending the effectiveness thereof have been issued, and to the best knowledge of Successor Trust, no investigation or proceeding for that purpose has been instituted or is pending, threatened or contemplated under the 1933 Act.
All capitalized terms not otherwise defined herein shall have the meaning(s) ascribed to them in the Plan.


IN WITNESS WHEREOF, the undersigned hereby executes
this certificate as of the _______ day of ___________, 2007.
BLACKROCK FUNDS II, on behalf of
its series listed on Appendix A as
Acquiring Funds
By:
	_____________________________
_____
	Name:
	Title:	[President / Vice
President]
By:
	_____________________________
_____
	Name:
	Title:	[Treasurer /
Assistant Treasurer]



Appendix A
Acquired Fund
Acquiring Fund
Total Return Portfolio
	Series A Investor Shares
	Series B Investor Shares
	Series C Investor Shares
	Institutional Shares
	Service Shares
	BlackRock Shares
	R Shares

Total Return Portfolio
	Series A Investor Shares
	Series B Investor Shares
	Series C Investor Shares
	Institutional Shares
	Service Shares
	BlackRock Shares
	R Shares

Total Return Portfolio II
	Series A Investor Shares
	Series B Investor Shares
	Series C Investor Shares
	Institutional Shares
	Service Shares
	BlackRock Shares
	R Shares

Total Return Portfolio II
	Series A Investor Shares
	Series B Investor Shares
	Series C Investor Shares
	Institutional Shares
	Service Shares
	BlackRock Shares
	R Shares

Delaware Municipal Bond
Portfolio
	Series A Investor Shares
	Series B Investor Shares
	Series C Investor Shares
	Institutional Shares
	Service Shares

Delaware Municipal Bond
Portfolio
	Series A Investor Shares
	Series B Investor Shares
	Series C Investor Shares
	Institutional Shares
	Service Shares

Enhanced Income Portfolio
	Series A Investor Shares
	Institutional Shares
	Service Shares
	BlackRock Shares
	R Shares

Enhanced Income Portfolio
	Series A Investor Shares
	Institutional Shares
	Service Shares
	BlackRock Shares
	R Shares

AMT-Free Municipal Bond
Portfolio
	Series A Investor Shares
	Series B Investor Shares
	Series C Investor Shares
	Institutional Shares
	Service Shares
	BlackRock Shares

AMT-Free Municipal Bond
Portfolio
	Series A Investor Shares
	Series B Investor Shares
	Series C Investor Shares
	Institutional Shares
	Service Shares
	BlackRock Shares

GNMA Portfolio
	Series  A Investor Shares
	Series B Investor Shares
	Series C Investor Shares
	Institutional Shares
	Service Shares
	BlackRock Shares
	R Shares

GNMA Portfolio
	Series  A Investor Shares
	Series B Investor Shares
	Series C Investor Shares
	Institutional Shares
	Service Shares
	BlackRock Shares
	R Shares

Government Income Portfolio
	Series A Investor Shares
	Series B Investor Shares
	Series C Investor Shares
	Institutional Shares
	Service Shares
	BlackRock Shares
	R Shares
	Series B1 Investor Shares
	Series C1 Investor Shares


Government Income Portfolio
	Series A Investor Shares
	Series B Investor Shares
	Series C Investor Shares
	Institutional Shares
	Service Shares
	BlackRock Shares
	R Shares
	Series B1 Investor Shares
	Series C1 Investor Shares


High Yield Bond Portfolio
	Series A Investor Shares
	Series B Investor Shares
	Series C Investor Shares
	Institutional Shares
	Service Shares
	BlackRock Shares
	R Shares
	Series B1 Investor Shares
	Series C1 Investor Shares

High Yield Bond Portfolio
	Series A Investor Shares
	Series B Investor Shares
	Series C Investor Shares
	Institutional Shares
	Service Shares
	BlackRock Shares
	R Shares
	Series B1 Investor Shares
	Series C1 Investor Shares

Intermediate Bond Portfolio II
	Series A Investor Shares
	Series B Investor Shares
	Series C Investor Shares
	Institutional Shares
	Service Shares
	BlackRock Shares
	R Shares

Intermediate Bond Portfolio II
	Series A Investor Shares
	Series B Investor Shares
	Series C Investor Shares
	Institutional Shares
	Service Shares
	BlackRock Shares
	R Shares

Intermediate Government Bond
Portfolio
	Series A Investor Shares
	Series B Investor Shares
	Series C Investor Shares
	Institutional Shares
	Service Shares
	R Shares

Intermediate Government Bond
Portfolio
	Series A Investor Shares
	Series B Investor Shares
	Series C Investor Shares
	Institutional Shares
	Service Shares
	R Shares

International Bond Portfolio
	Series A Investor Shares
	Series B Investor Shares
	Series C Investor Shares
	Institutional Shares
	Service Shares
	BlackRock Shares
	R Shares

International Bond Portfolio
	Series A Investor Shares
	Series B Investor Shares
	Series C Investor Shares
	Institutional Shares
	Service Shares
	BlackRock Shares
	R Shares

Inflation Protected Bond
Portfolio
	Series A Investor Shares
	Series B Investor Shares
	Series C Investor Shares
	Institutional Shares
	Service Shares
	BlackRock Shares
	R Shares

Inflation Protected Bond
Portfolio
	Series A Investor Shares
	Series B Investor Shares
	Series C Investor Shares
	Institutional Shares
	Service Shares
	BlackRock Shares
	R Shares

Kentucky Municipal Bond
Portfolio
	Series A Investor Shares
	Series B Investor Shares
	Series C Investor Shares
	Institutional Shares
	Service Shares

Kentucky Municipal Bond
Portfolio
	Series A Investor Shares
	Series B Investor Shares
	Series C Investor Shares
	Institutional Shares
	Service Shares

Long Duration Bond Portfolio
	Series A Investor Shares
	Institutional Shares
	BlackRock Shares
	R Shares

Long Duration Bond Portfolio
	Series A Investor Shares
	Institutional Shares
	BlackRock Shares
	R Shares

Low Duration Bond Portfolio
	Series A Investor Shares
	Series B Investor Shares
	Series C Investor Shares
	Institutional Shares
	Service Shares
	BlackRock Shares
	R Shares
	Series A1 Investor Shares
	Series B1 Investor Shares
	Series B2 Investor Shares
	Series C1 Investor Shares
	Series C2 Investor Shares

Low Duration Bond Portfolio
	Series A Investor Shares
	Series B Investor Shares
	Series C Investor Shares
	Institutional Shares
	Service Shares
	BlackRock Shares
	R Shares
	Series A1 Investor Shares
	Series B1 Investor Shares
	Series B2 Investor Shares
	Series C1 Investor Shares
	Series C2 Investor Shares

Managed Income Portfolio
	Series A Investor Shares
	Series B Investor Shares
	Series C Investor Shares
	Institutional Shares
	Service Shares
	R Shares

Managed Income Portfolio
	Series A Investor Shares
	Series B Investor Shares
	Series C Investor Shares
	Institutional Shares
	Service Shares
	R Shares

Ohio Municipal Bond Portfolio
	Series A Investor Shares
	Series B Investor Shares
	Series C Investor Shares
	Institutional Shares
	Service Shares

Ohio Municipal Bond Portfolio
	Series A Investor Shares
	Series B Investor Shares
	Series C Investor Shares
	Institutional Shares
	Service Shares

BlackRock Strategic Portfolio I
	Institutional Shares

BlackRock Strategic Portfolio I
	Institutional Shares

Prepared Portfolio 2010
	Series A Investor Shares
	Institutional Shares
	R Shares

Prepared Portfolio 2010
	Series A Investor Shares
	Institutional Shares
	R Shares

Prepared Portfolio 2015
	Series A Investor Shares
	Institutional Shares
	R Shares

Prepared Portfolio 2015
	Series A Investor Shares
	Institutional Shares
	R Shares

Prepared Portfolio 2020
	Series A Investor Shares
	Institutional Shares
	R Shares

Prepared Portfolio 2020
	Series A Investor Shares
	Institutional Shares
	R Shares

Prepared Portfolio 2025
	Series A Investor Shares
	Institutional Shares
	R Shares

Prepared Portfolio 2025
	Series A Investor Shares
	Institutional Shares
	R Shares

Prepared Portfolio 2030
	Series A Investor Shares
	Institutional Shares
	R Shares

Prepared Portfolio 2030
	Series A Investor Shares
	Institutional Shares
	R Shares

Prepared Portfolio 2035
	Series A Investor Shares
	Institutional Shares
	R Shares

Prepared Portfolio 2035
	Series A Investor Shares
	Institutional Shares
	R Shares

Prepared Portfolio 2040
	Series A Investor Shares
	Institutional Shares
	R Shares

Prepared Portfolio 2040
	Series A Investor Shares
	Institutional Shares
	R Shares

Prepared Portfolio 2045
	Series A Investor Shares
	Institutional Shares
	R Shares

Prepared Portfolio 2045
	Series A Investor Shares
	Institutional Shares
	R Shares

Prepared Portfolio 2050
	Series A Investor Shares
	Institutional Shares
	R Shares

Prepared Portfolio 2050
	Series A Investor Shares
	Institutional Shares
	R Shares

Conservative Prepared Portfolio
	Series A Investor Shares
	Series C Investor Shares
	Institutional Shares
	R Shares

Conservative Prepared Portfolio
	Series A Investor Shares
	Series C Investor Shares
	Institutional Shares
	R Shares

Moderate Prepared Portfolio
	Series A Investor Shares
	Series C Investor Shares
	Institutional Shares
	R Shares

Moderate Prepared Portfolio
	Series A Investor Shares
	Series C Investor Shares
	Institutional Shares
	R Shares

Growth Prepared Portfolio
	Series A Investor Shares
	Series C Investor Shares
	Institutional Shares
	R Shares

Growth Prepared Portfolio
	Series A Investor Shares
	Series C Investor Shares
	Institutional Shares
	R Shares

Aggressive Growth Prepared
Portfolio
	Series A Investor Shares
	Series C Investor Shares
	Institutional Shares
	R Shares
Aggressive Growth Prepared
Portfolio
	Series A Investor Shares
	Series C Investor Shares
	Institutional Shares
	R Shares

	21
EXECUTION COPY
C:\DOCUME~1\ff04125.000\LOCALS~1\Temp\notes97E53A\BR Funds II 77Q1(g).DOC	1




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